INCOME TAXES (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES
Loss for the year	$ (117,567)	$ (60,311)
Statutory income tax rate (as percentage)	27.00%	27.00%
Expected income tax benefit	$ (31,743)	$ (16,284)
Items not deductible for income tax purposes	3,814	1,329
Non-taxable items	(3,474)	(3,603)
Flow through share issuances	12,128	13,784
Other	(1,295)	(1,339)
Change in unrecognized deferred tax assets	$ 20,570	$ 6,113